Exhibit 21.1

Subsidiary Information

As of March 1, 2017

Company	Jurisdiction of Incorporation	Doing Business As
Bausch & Lomb Argentina S.R.L.	Argentina	Bausch & Lomb Argentina S.R.L.
Waicon Vision S.A.	Argentina	Waicon Vision S.A.
Bausch & Lomb (Australia) Pty Limited	Australia	Bausch & Lomb (Australia) Pty Limited
DermaTech Pty Ltd	Australia	DermaTech Pty Ltd
Ganehill North America Pty Ltd	Australia	Ganehill North America Pty Ltd
Ganehill Pty Ltd	Australia	Ganehill Pty Ltd
Hissyfit International Pty. Ltd.	Australia	Hissyfit International Pty. Ltd.
iNova Pharmaceuticals (Australia) Pty Limited	Australia	iNova Pharmaceuticals (Australia) Pty Limited
iNova Sub Pty Limited	Australia	iNova Sub Pty Limited
Private Formula International Holdings Pty Ltd	Australia	Private Formula International Holdings Pty Ltd
Private Formula International Pty Ltd	Australia	Private Formula International Pty Ltd
Solta Medical Australia Proprietary Limited	Australia	Solta Medical Australia Proprietary Limited
Synergetics Surgical Australia Pty Ltd	Australia	Synergetics Surgical Australia Pty Ltd
Valeant Holdco 2 Pty Ltd	Australia	Valeant Holdco 2 Pty Ltd
Valeant Holdco 3 Pty Ltd	Australia	Valeant Holdco 3 Pty Ltd
Valeant Pharmaceuticals Australasia Pty Limited	Australia	Valeant Pharmaceuticals Australasia Pty Limited
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Wirra IP Pty Limited	Australia	Wirra IP Pty Limited
Wirra Operations Pty Limited	Australia	Wirra Operations Pty Limited
Bausch & Lomb Gesellschaft m.b.H.	Austria	Bausch & Lomb GmbH
Hythe Property Incorporated	Barbados	Hythe Property Incorporated
Closed Joint-Stock Company Valeant Pharma	Belarus	CJSC Valeant Pharma
Bausch & Lomb B.V.B.A.	Belgium	Bausch & Lomb B.V.B.A.
Bausch & Lomb Pharma S.A.	Belgium	Bausch & Lomb Pharma S.A.
Labsystems Benelux N.V.	Belgium	Labsystems Benelux N.V.
Valeant Pharmaceuticals Nominee Bermuda	Bermuda	Valeant Pharmaceuticals Nominee Bermuda
PharmaSwiss BH Društvo za trgovinu na veliko d.o.o. Sarajevo	Bosnia	PharmaSwiss BH d.o.o. Sarajevo
BL Importações Ltda.	Brazil	BL Importações Ltda.
BL Indústria Ótica Ltda.	Brazil	BL Indústria Ótica Ltda.
Instituto Terapêutico Delta Ltda.	Brazil	Instituto Terapêutico Delta Ltda.
Probiótica Laboratórios Ltda.	Brazil	Probiótica Laboratórios Ltda.
Valeant Farmacêutica do Brasil Ltda.	Brazil	Valeant Farmacêutica do Brasil Ltda.

0909657 B.C. Ltd.	Brisith Columbia (Canada)	0909657 B.C. Ltd.
0919837 B.C. Ltd.	British Columbia (Canada)	0919837 B.C. Ltd.
0938638 B.C. ULC	British Columbia (Canada)	0938638 B.C. ULC
0938893 B.C. Ltd.	British Columbia (Canada)	0938893 B.C. Ltd.
Bausch & Lomb-Lord (BVI) Incorporated	British Virgin Islands	Bausch & Lomb-Lord (BVI) Incorporated
PHARMASWISS EOOD	Bulgaria	PHARMASWISS EOOD
Bausch & Lomb Canada Inc.	Canada	Bausch & Lomb Canada Inc.
Valeant Canada GP Limited/ Commandité Valeant Canada Limitée	Canada	Valeant Canada GP Limited/ Commandité Valeant Canada Limitée
Valeant Canada Limited / Valeant Canada Limitée	Canada	Valeant Canada Limited / Valeant Canada Limitée
Valeant Canada S.E.C./Valeant Canada LP	Canada	Valeant Canada S.E.C./Valeant Canada LP
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.
Biovail Technologies West Ltd.	Ontario (Canada)	Biovail Technologies West Ltd.
9079-8851 Quebec Inc.	Quebec (Canada)	9079-8851 Quebec Inc.
ICN Cayman, Ltd.	Cayman Islands	ICN Cayman, Ltd.
ICN Global Ltd.	Cayman Islands	ICN Global Ltd.
Mercury (Cayman) Holdings	Cayman Islands	Mercury (Cayman) Holdings
Bausch & Lomb (Shanghai) Trading Co., Ltd.	China	Bausch & Lomb (Shanghai) Trading Co., Ltd.
Beijing Bausch & Lomb Eyecare Co., Ltd.	China	Beijing Bausch & Lomb Eyecare Co., Ltd.
Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.	China	Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.
Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.	China	Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.
Cambridge Pharmaceutical S.A.S.	Colombia	Cambridge Pharmaceutical S.A.S.
Farmatech S.A.	Colombia	Farmatech S.A.
Humax Pharmaceutical S.A.	Colombia	Humax Pharmaceutical S.A.
PHARMASWISS društvo s ogranièenom odgovornošæu za trgovinu i usluge	Croatia	PHARMASWISS društvo s ogranièenom odgovornošæu za trgovinu i usluge
PharmaSwiss Æeská republika s.r.o.	Czech Republic	PharmaSwiss Æeská republika s.r.o.
Valeant Czech Pharma s.r.o.	Czech Republic	Valeant Czech Pharma s.r.o.
Amoun Distribution LLC	Egypt	Amoun Distribution LLC
Amoun Pharmaceutical Company S.A.E.	Egypt	Amoun Pharmaceutical Company S.A.E.
ICN Egypt LLC	Egypt	ICN Egypt LLC
PharmaSwiss Eesti OÜ	Estonia	PharmaSwiss Eesti OÜ
Bausch & Lomb France S.A.S.	France	Bausch & Lomb France S.A.S.
BCF S.A.S.	France	BCF S.A.S.
Laboratoire Chauvin S.A.S.	France	Laboratoire Chauvin S.A.S.
Pharma Pass SAS	France	Pharma Pass SAS
Synergetics France SARL	France	Synergetics France SARL
Bausch & Lomb GmbH	Germany	Bausch & Lomb GmbH
BLEP Europe GmbH	Germany	BLEP Europe GmbH
BLEP Holding GmbH	Germany	BLEP Holding GmbH
Chauvin ankerpharm GmbH	Germany	Chauvin ankerpharm GmbH

Croma-Pharma Deutschland Gesellschaft m.b.H.	Germany	Croma-Pharma Deutschland GmbH
Dendreon Germany GmbH	Germany	Dendreon Germany GmbH
Dr. Gerhard Mann chem.-pharm. Fabrik Gesellschaft mit beschränkter Haftung	Germany	Dr. Gerhard Mann chem.-pharm. Fabrik GmbH
Dr. Robert Winzer Pharma GmbH	Germany	Dr. Robert Winzer Pharma GmbH
Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH	Germany	Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH
Pharmaplast Vertriebsgesellschaft mbH	Germany	Pharmaplast Vertriebsgesellschaft mbH
Synergetics Germany GmbH	Germany	Synergetics Germany GmbH
Technolas Perfect Vision GmbH	Germany	Technolas Perfect Vision GmbH
PharmaSwiss Hellas Commercial Societe Anonyme of Pharmaceuticals	Greece	PharmaSwiss Hellas S.A.
Bausch & Lomb (Hong Kong) Limited	Hong Kong	Bausch & Lomb (Hong Kong) Limited
iNova Pharmaceuticals (Hong Kong) Limited	Hong Kong	iNova Pharmaceuticals (Hong Kong) Limited
Sino Concept Technology Limited	Hong Kong	Sino Concept Technology Limited
Solta Medical International Limited	Hong Kong	Solta Medical International Limited
Technolas Hong Kong Limited	Hong Kong	Technolas Hong Kong Limited
Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelõsségû Társaság	Hungary	Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelõsségû Társaság
Bausch & Lomb India Private Limited	India	Bausch & Lomb India Private Limited
PT Armoxindo Farma	Indonesia	PT Armoxindo Farma
PT Bausch Lomb Indonesia	Indonesia	PT Bausch Lomb Indonesia
PT Bausch & Lomb Indonesia (Distributing)	Indonesia	PT Bausch & Lomb Indonesia (Distributing)
PT Bausch & Lomb Manufacturing	Indonesia	PT Bausch & Lomb Manufacturing
C&C Vision International Limited	Ireland	C&C Vision International Limited
Oceana Therapeutics Limited	Ireland	Oceana Therapeutics Limited
Valeant Holdings Ireland	Ireland	Valeant Holdings Ireland
Valeant Pharmaceuticals Ireland	Ireland	Valeant Pharmaceuticals Ireland
Valeant Pharmaceuticals Luxembourg S.à r.l. & Cie Unlimited Company	Ireland	Valeant Pharmaceuticals Luxembourg S.à r.l. & Cie Unlimited Company

PharmaSwiss Israel Ltd.	Israel	PharmaSwiss Israel Ltd.
Bausch & Lomb-IOM S.P.A.	Italy	Bausch & Lomb-IOM S.P.A.
Synergetics Italia S.R.L.	Italy	Synergetics Italia S.R.L.
B.L.J. Company Limited	Japan	B.L.J. Company Limited
Bausch & Lomb (Jersey) Limited	Jersey	Bausch & Lomb (Jersey) Limited
TOO "NP market Asia"	Kazakhstan	TOO "NP market Asia"
Valeant LLC	Kazakhstan	Valeant LLC
Bausch & Lomb Korea Co., Ltd.	Korea	Bausch & Lomb Korea Co., Ltd.
Bescon Co., Ltd.	Korea	Bescon Co., Ltd.
Sabiedriba ar ierobezotu atbildibu PharmaSwiss Latvia	Latvia	Sabiedriba ar ierobezotu atbildibu PharmaSwiss Latvia
Akcinë bendrovë “Sanitas”	Lithuania	Akcinë bendrovë ““Sanitas”
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss

Bausch & Lomb Luxembourg S.à r.l.	Luxembourg	Bausch & Lomb Luxembourg S.à r.l.
Valeant Pharmaceuticals Luxembourg S.à r.l. & Cie Unlimited Company	Luxembourg	Valeant Pharmaceuticals Luxembourg S.à r.l. & Cie Unlimited Company
Biovail International S.à r.l.	Luxembourg	Biovail International S.à r.l.
Valeant Finance Luxembourg S.à r.l.	Luxembourg	Valeant Finance Luxembourg S.à r.l.
Valeant Holdings Luxembourg S.à r.l.	Luxembourg	Valeant Holdings Luxembourg S.à r.l.
Valeant International Luxembourg S.à r.l.	Luxembourg	Valeant International Luxembourg S.à r.l.
Valeant Pharmaceuticals Luxembourg S.à r.l.	Luxembourg	Valeant Pharmaceuticals Luxembourg S.à r.l.
Bausch & Lomb (Malaysia) Sdn. Bhd.	Malaysia	Bausch & Lomb (Malaysia) Sdn. Bhd.
Aton Malta Limited	Malta	Aton Malta Limited
Bausch & Lomb México, S.A. de C.V.	Mexico	Bausch & Lomb México, S.A. de C.V.
Finix-Offset, S.A.	Mexico	Finix-Offset, S.A.
Laboratorios Fedal, S.A.	Mexico	Laboratorios Fedal, S.A.
Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Logística Valeant, S.A. de C.V.	Mexico	Logística Valeant, S.A. de C.V.
Nysco de México, S.A. de C.V.	Mexico	Nysco de México, S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Farmacéutica, S.A. de C.V.	Mexico	Valeant Farmacéutica, S.A. de C.V.
Valeant Servicios y Administración, S. de R.L. de C.V.	Mexico	Valeant Servicios y Administración, S. de R.L. de C.V.
Bausch+Lomb OPS B.V.	Netherlands	Bausch+Lomb OPS B.V.
Dendreon Holdings (Netherlands) B.V.	Netherlands	Dendreon Holdings (Netherlands) B.V.
Natur Produkt Europe B.V.	Netherlands	Natur Produkt Europe B.V.
Technolas Perfect Vision Coöperatief SA	Netherlands	Technolas Perfect Vision Coöperatief SA
Valeant Dutch Holdings B.V.	Netherlands	Valeant Dutch Holdings B.V.
Valeant Europe B.V.	Netherlands	Valeant Europe B.V.
Bausch & Lomb (New Zealand) Limited	New Zealand	Bausch & Lomb (New Zealand) Limited
iNova Pharmaceuticals (New Zealand) Limited	New Zealand	iNova Pharmaceuticals (New Zealand) Limited
Valeant Pharmaceuticals New Zealand Limited	New Zealand	Valeant Pharmaceuticals New Zealand Limited
Valeant Farmacéutica Panamá, S.A.	Panama	Valeant Farmacéutica Panamá, S.A.
Valeant Farmacéutica Perú S.R.L.	Peru	Valeant Farmacéutica Perú S.R.L.
Bausch & Lomb Philippines Inc.	Philippines	Bausch & Lomb Philippines Inc.
Bausch & Lomb Polska spó³ka z ograniczon¹ odpowiedzialnoœci¹ w likwidacji	Poland	Bausch & Lomb Polska sp. z o.o. w likwidacji
Cadogan spó³ka z ograniczon¹ odpowiedzialnoœci¹	Poland	Cadogan sp. z o.o.
Croma-Pharma Polska spó³ka z ograniczon¹ odpowiedzialnoœci¹ w likwidacji	Poland	Croma-Pharma Polska sp. z o.o. w likwidacji
Emo-Farm spó³ka z ograniczon¹ odpowiedzialnoœci¹	Poland	Emo-Farm sp. z o.o.
ICN Polfa Rzeszow Spó³ka Akcyjna	Poland	ICN Polfa Rzeszow SA
IPOPEMA 73 Fundusz Inwestycyjny Zamkniety Aktywów Niepublicznych (FIZAN)	Poland	IPOPEMA 73 Fundusz Inwestycyjny Zamkniety Aktywow Niepublicznych (FIZAN)
Przedsiebiorstwo Farmaceutyczne Jelfa Spó³ka Akcyjna	Poland	Przedsiebiorstwo Farmaceutyczne Jelfa SA

Valeant Inter spó³ka z ograniczon¹ odpowiedzialnoœci¹	Poland	Valeant Inter sp. z o.o.
Valeant Med spó³ka z ograniczon¹ odpowiedzialnoœci¹	Poland	Valeant Med sp. z o.o.
Valeant spó³ka z ograniczon¹ odpowiedzialnoœci¹	Poland	Valeant sp. z o.o.
Valeant spó³ka z ograniczon¹ odpowiedzialnoœci¹ Cochrane spó³ka jawna w likwidacji	Poland	Valeant sp. z o.o. Cochrane sp. j. w likwidacji
Valeant spó³ka z ograniczon¹ odpowiedzialnoœci¹ Europe spó³ka jawna	Poland	Valeant sp. z o.o. Europe sp. j.
Valeant spó³ka z ograniczon¹ odpowiedzialnoœci¹ spó³ka jawna	Poland	Valeant sp. z o.o. sp. j.
VP Valeant spó³ka z ograniczon¹ odpowiedzialnoœci¹ spó³ka jawna	Poland	VP Valeant Sp. z o.o. sp. j.
Amoun Pharmaceutical Romania SRL	Romania	Amoun Pharmaceutical Romania SRL
Croma Romania SRL	Romania	Croma Romania SRL
Valeant Pharma SRL	Romania	Valeant Pharma SRL
Bausch & Lomb LLC	Russia	Bausch & Lomb LLC
JSC "Natur Produkt International"	Russia	JSC "Natur Produkt International"
NP-Nedvizhimost LLC	Russia	NP-Nedvizhimost LLC
VALEANT LLC	Russia	VALEANT LLC
PharmaSwiss doo preduzeæe za proizvodnju, unutrašnju, spoljnu trgovinu i zastupanje Beograd	Serbia	PharmaSwiss doo, Beograd
Bausch & Lomb (Singapore) Private Limited	Singapore	Bausch & Lomb (Singapore) Private Limited
iNova Pharmaceuticals (Singapore) Pte. Limited	Singapore	iNova Pharmaceuticals (Singapore) Pte. Limited
Technolas Singapore Pte. Ltd.	Singapore	Technolas Singapore Pte. Ltd.
Wirra International Bidco Pte. Limited	Singapore	Wirra International Bidco Pte. Limited
Wirra International Holdings Pte. Limited	Singapore	Wirra International Holdings Pte. Limited
Valeant Slovakia s.r.o.	Slovakia	Valeant Slovakia s.r.o.
PHARMASWISS, trgovsko in proizvodno podjetje, d.o.o.	Slovenia	PharmaSwiss d.o.o.
Bausch and Lomb (South Africa) (Pty) Ltd	South Africa	Bausch and Lomb (South Africa) (Pty) Ltd
iNova Pharmaceuticals (Pty) Ltd	South Africa	iNova Pharmaceuticals (Pty) Ltd
Soflens (Pty) Ltd	South Africa	Soflens (Pty) Ltd
Bausch & Lomb S.A.	Spain	Bausch & Lomb S.A.
Croma Pharma S.L.U.	Spain	Croma Pharma S.L.U.
Bausch & Lomb Nordic Aktiebolag	Sweden	Bausch & Lomb Nordic AB
Croma-Pharma Nordic AB	Sweden	Croma-Pharma Nordic AB
Valeant Sweden AB	Sweden	Valeant Sweden AB
Bausch & Lomb Fribourg S.à.r.l.	Switzerland	Bausch & Lomb Fribourg S.à.r.l.
Bausch & Lomb Swiss AG	Switzerland	Bausch & Lomb Swiss AG
Biovail SA	Switzerland	Biovail SA
PharmaSwiss SA	Switzerland	PharmaSwiss SA
Sprout Pharmaceuticals International AG	Switzerland	Sprout Pharmaceuticals International AG

Bausch & Lomb Taiwan Limited	Taiwan	Bausch & Lomb Taiwan Limited
Bausch & Lomb (Thailand) Limited	Thailand	Bausch & Lomb (Thailand) Limited
iNova Pharmaceuticals (Thailand) Ltd.	Thailand	iNova Pharmaceuticals (Thailand) Ltd.
Bausch and Lomb Saðlýk ve Optik Ürünleri Ticaret Anonim ªirketi	Turkey	Bausch and Lomb Saðlýk ve Optik Ürünleri Tic.A.Þ
VALEANT PHARMACEUTICALS Limited Liability Company	Ukraine	VALEANT PHARMACEUTICALS LLC
Medpharma Pharmaceutical & Chemical Industries LLC	UAE	Medpharma Pharma & Chem Ind LLC
Valeant DWC-LLC	UAE	Valeant DWC-LLC
Bausch & Lomb UK Holdings Limited	United Kingdom	Bausch & Lomb UK Holdings Limited
Bausch & Lomb U.K. Limited	United Kingdom	Bausch & Lomb U.K. Limited
Chauvin Pharmaceuticals Limited	United Kingdom	Chauvin Pharmaceuticals Limited
Dendreon UK Ltd	United Kingdom	Dendreon UK Ltd
iMed Systems Limited	United Kingdom	iMed Systems Limited
Innovative Sclerals Limited	United Kingdom	Innovative Sclerals Limited
M.I.S.S. Ophthalmics Limited	United Kingdom	M.I.S.S. Ophthalmics Limited
Solta Medical UK Limited	United Kingdom	Solta Medical UK Limited
Sterimedix Limited	United Kingdom	Sterimedix Limited
Synergetics Surgical EU Limited	United Kingdom	Synergetics Surgical EU Limited
CLRS Technology Corporation	California (US)	CLRS Technology Corporation
Dr. LeWinn's Private Formula International, Inc.	California (US)	Dr. LeWinn's Private Formula International, Inc.
ICN Biomedicals California, Inc.	California (US)	ICN Biomedicals California, Inc.
ICN Foundation, Inc.	California (US)	ICN Foundation, Inc.
ICN Realty (CA), Inc.	California (US)	ICN Realty (CA), Inc.
Onpharma Inc.	California (US)	Onpharma Inc.
Private Formula Corp.	California (US)	Private Formula Corp.
Rapid Diagnostics, Inc.	California (US)	Rapid Diagnostics, Inc.
Reliant Medical Lasers, Inc.	California (US)	Reliant Medical Lasers, Inc.
Salix Pharmaceuticals, Inc.	California (US)	Salix Pharmaceuticals, Inc.
Visioncare Devices, Inc.	California (US)	Visioncare Devices, Inc.
Sound Surgical Technologies LLC	Colorado (US)	Sound Surgical Technologies LLC
Aesthera Corporation	Delaware (US)	Aesthera Corporation
AGMS Inc.	Delaware (US)	AGMS Inc.
Amarin Pharmaceuticals Inc.	Delaware (US)	Amarin Pharmaceuticals Inc.
Aton Pharma, Inc.	Delaware (US)	Aton Pharma, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
B&L Financial Holdings Corp.	Delaware (US)	B&L Financial Holdings Corp.
B+L Diagnostics, Inc.	Delaware (US)	B+L Diagnostics, Inc.
Bausch & Lomb China, Inc.	Delaware (US)	Bausch & Lomb China, Inc.
Bausch & Lomb Holdings Incorporated	Delaware (US)	Bausch & Lomb Holdings Incorporated
Bausch & Lomb Pharma Holdings Corp.	Delaware (US)	Bausch & Lomb Pharma Holdings Corp.
Bausch & Lomb South Asia, Inc.	Delaware (US)	Bausch & Lomb South Asia, Inc.
Bausch & Lomb Technology Corporation	Delaware (US)	Bausch & Lomb Technology Corporation
Biovail Americas Corp.	Delaware (US)	Biovail Americas Corp.

Coria Laboratories, Ltd.	Delaware (US)	Coria Laboratories, Ltd.
Covella Pharmaceuticals, Inc.	Delaware (US)	Covella Pharmaceuticals, Inc.
Dendreon Pharmaceuticals, Inc.	Delaware (US)	Dendreon Pharmaceuticals, Inc.
Dow Pharmaceutical Sciences, Inc.	Delaware (US)	Dow Pharmaceutical Sciences, Inc.
ECR Pharmaceuticals Co., Inc.	Delaware (US)	ECR Pharmaceuticals Co., Inc.
Emma Z LP	Delaware (US)	Emma Z LP
Erin S LP	Delaware (US)	Erin S LP
eyeonics, inc.	Delaware (US)	eyeonics, inc.
Eyetech Inc.	Delaware (US)	Eyetech Inc.
Glycyx Pharmaceuticals, Ltd.	Delaware (US)	Glycyx Pharmaceuticals, Ltd.
Hawkeye Spectrum Corp.	Delaware (US)	Hawkeye Spectrum Corp.
ISTA Pharmaceuticals, LLC	Delaware (US)	ISTA Pharmaceuticals, LLC
Katie Z LP	Delaware (US)	Katie Z LP
KGA Fulfillment Services, Inc.	Delaware (US)	KGA Fulfillment Services, Inc.
Kika LP	Delaware (US)	Kika LP
LipoSonix, Inc.	Delaware (US)	LipoSonix, Inc.
Medicis Body Aesthetics, Inc.	Delaware (US)	Medicis Body Aesthetics, Inc.
Medicis Pharmaceutical Corporation	Delaware (US)	Medicis Pharmaceutical Corporation
Obagi Medical Products, Inc.	Delaware (US)	Obagi Medical Products, Inc.
Oceana Therapeutics, Inc.	Delaware (US)	Oceana Therapeutics, Inc.
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
OMP, Inc.	Delaware (US)	OMP, Inc.
Onset Dermatologics LLC	Delaware (US)	Onset Dermatologics LLC
OPO, Inc.	Delaware (US)	OPO, Inc.
OraPharma, Inc.	Delaware (US)	OraPharma, Inc.
OraPharma TopCo Holdings, Inc.	Delaware (US)	OraPharma TopCo Holdings, Inc.
PreCision Dermatology, Inc.	Delaware (US)	PreCision Dermatology, Inc.
PreCision MD LLC	Delaware (US)	PreCision MD LLC
Prestwick Pharmaceuticals, Inc.	Delaware (US)	Prestwick Pharmaceuticals, Inc.
Princeton Pharma Holdings, LLC	Delaware (US)	Princeton Pharma Holdings, LLC
ProSkin LLC	Delaware (US)	ProSkin LLC
Reliant Technologies, LLC	Delaware (US)	Reliant Technologies, LLC
RHC Holdings, Inc.	Delaware (US)	RHC Holdings, Inc.
RTI Acquisition Corporation, Inc.	Delaware (US)	RTI Acquisition Corporation, Inc.
Salix Pharmaceuticals, Ltd.	Delaware (US)	Salix Pharmaceuticals, Ltd.
Santarus, Inc.	Delaware (US)	Santarus, Inc.
Sight Savers, Inc.	Delaware (US)	Sight Savers, Inc.
Solta Medical, Inc.	Delaware (US)	Solta Medical, Inc.
Solta Medical International, Inc.	Delaware (US)	Solta Medical International, Inc.
Sprout Pharmaceuticals, Inc.	Delaware (US)	Sprout Pharmaceuticals, Inc.
Stephanie LP	Delaware (US)	Stephanie LP
Synergetics Delaware, Inc.	Delaware (US)	Synergetics Delaware, Inc.
Synergetics IP, Inc.	Delaware (US)	Synergetics IP, Inc.
Synergetics USA, Inc.	Delaware (US)	Synergetics USA, Inc.
Technolas Perfect Vision, Inc.	Delaware (US)	Technolas Perfect Vision, Inc.
Tinea Pharmaceuticals, Inc.	Delaware (US)	Tinea Pharmaceuticals, Inc.

Tori LP	Delaware (US)	Tori LP
Unilens Corp. USA	Delaware (US)	Unilens Corp. USA
Unilens Vision Inc.	Delaware (US)	Unilens Vision Inc.
Unilens Vision Sciences Inc.	Delaware (US)	Unilens Vision Sciences Inc.
Valeant Biomedicals, Inc.	Delaware (US)	Valeant Biomedicals, Inc.
Valeant Pharmaceuticals International	Delaware (US)	Valeant Pharmaceuticals International
Valeant Pharmaceuticals North America LLC	Delaware (US)	Valeant Pharmaceuticals North America LLC
VRX Holdco LLC	Delaware (US)	VRX Holdco LLC
VRX Holdco2 LLC	Delaware (US)	VRX Holdco2 LLC
Croma Pharmaceuticals, Inc.	Florida (US)	Croma Pharmaceuticals, Inc.
Flow Laboratories, Inc.	Maryland (US)	Flow Laboratories, Inc.
Ucyclyd Pharma, Inc.	Maryland (US)	Ucyclyd Pharma, Inc.
Commonwealth Laboratories, LLC	Massachusetts (US)	Commonwealth Laboratories, LLC
Synergetics Development Company, L.L.C.	Missouri (US)	Synergetics Development Company, L.L.C.
Synergetics, Inc.	Missouri (US)	Synergetics, Inc.
Azeo Processing, Inc.	New Jersey (US)	Azeo Processing, Inc.
Faraday Laboratories, Inc.	New Jersey (US)	Faraday Laboratories, Inc.
Faraday Urban Renewal Corporation	New Jersey (US)	Faraday Urban Renewal Corporation
Alden Optical Laboratories, Inc.	New York (US)	Alden Optical Laboratories, Inc.
Aldenex Vision LLC	New York (US)	Aldenex Vision LLC
Bausch & Lomb Incorporated	New York (US)	Bausch & Lomb Incorporated
Bausch & Lomb International Inc.	New York (US)	Bausch & Lomb International Inc.
Bausch & Lomb Realty Corporation	New York (US)	Bausch & Lomb Realty Corporation
InKine Pharmaceutical Company, Inc.	New York (US)	InKine Pharmaceutical Company, Inc.
Pedinol Pharmacal, Inc.	New York (US)	Pedinol Pharmacal, Inc.
Renaud Skin Care Laboratories, Inc.	New York (US)	Renaud Skin Care Laboratories, Inc.
Image Acquisition Corp.	Texas (US)	Image Acquisition Corp.
AcriVet Inc.	Utah (US)	AcriVet Inc.

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.